Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Hojo Holdings, Inc. a Delaware corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Rohit
Patel, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/Rohit Patel
Rohit Patel
Chief Executive Officer

May 20, 2003